UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   April 2, 2012

OphthaliX Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52545	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 West Nye Lane, Suite 129, Carson City, NV	89706
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +(972) 36133372

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       .   Written communications pursuant to Rule 425 under the Securities Act

       .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

       .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03

Amendments to Articles of Incorporation or Bylaws.

On April 2, 2012, the change of domicile from the State of Nevada to the State of Delaware became effective in accordance with Articles of Merger filed with the State of Nevada and a Certificate of Merger filed with the State of Delaware.

Copies of the Certificate of Incorporation and bylaws of the Delaware corporation, the Agreement and Plan of Merger, the Delaware Certificate of Merger, and the Nevada Articles of Merger are included as exhibits to this report.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits.

Exhibit 2.1

Agreement and Plan of Merger dated February 24, 2012

Exhibit 3.1

Delaware Certificate of Incorporation for OphthaliX Inc.

Exhibit 3.2

Bylaws for OphthaliX Inc.

Exhibit 3.3

Delaware Certificate of Merger

Exhibit 3.4

Nevada Articles of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OphthaliX Inc.

Date:  April 5, 2012

By /s/ Pnina Fishman

     Pnina Fishman, Chief Executive Officer

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